UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-6709

Name of Registrant:	Vanguard Florida Tax-Free Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2004 - May 31, 2005

Item 1:	Reports to Shareholders

Vanguard® Florida Long-Term Tax-Exempt Fund

May 31, 2005

CONTENTS

 1 CHAIRMAN'S LETTER
 5 ADVISOR'S REPORT
 7 FUND PROFILE
 8 GLOSSARY OF INVESTMENT TERMS
 9 PERFORMANCE SUMMARY
10 FINANCIAL STATEMENTS
23 ABOUT YOUR FUND'S EXPENSES
24 ADVISORY AGREEMENT
25 ADVANTAGES OF VANGUARD.COM

SUMMARY

• Vanguard Florida Long-Term Tax-Exempt Fund provided respectable returns in a bond market that featured unusual variations in yield at the short and long ends of the maturity spectrum.
• Both share classes returned 3.1%, just shy of the average result for peer funds.
• The fund’s yields rose slightly during the period, as long-term yields remained very low.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.
• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.• Communicate candidly not only about the rewards of investing but also about the risks and costs.
• Maintain highly effective controls to safeguard your assets and protect your confidential information.
• Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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CHAIRMAN’S LETTER

Dear Shareholder,

During the first six months of our 2005 fiscal year, bond yields at the short end of the maturity spectrum moved sharply higher, while yields at the longer end decreased.

With this backdrop, the Investor Shares of Florida Long-Term Tax-Exempt Fund posted a 3.1% return, just shy of the 3.2% average return for peer funds. (The fund’s Admiral Shares also returned 3.1%.)

The table below presents the six-month total returns of the fund’s Investor and Admiral Share classes and its comparative standards. We also show both share classes’ SEC yields and taxable-equivalent yields as of May 31. The taxable-equivalent yields can be helpful in comparing the fund’s yields with those of fully taxable bond funds.

Total Returns	Six Months Ended May 31, 2005

Vanguard Florida Long-Term Tax-Exempt Fund
Investor Shares	3.1%
SEC 30-Day Annualized Yield: 3.59%
Taxable-Equivalent Yield: 5.52%*
Admiral Shares	3.1
SEC 30-Day Annualized Yield: 3.67%
Taxable-Equivalent Yield: 5.65%*
Lehman 10 Year Municipal Bond Index	3.1
Average Florida Municipal Debt Fund**	3.2
Lehman Municipal Bond Index	3.5

 *This calculation, which assumes a typical itemized tax return, is based on the maximum federal income tax rate of 35%. Please see the prospectus for a detailed explanation of the calculation.
**Derived from data provided by Lipper Inc.

Please see the table on page 4 for the fund’s starting and ending net asset values, as well as per-share distributions during the period.

IN THE TAXABLE BOND MARKET, RETURNS WERE MODEST

        The Lehman Brothers Aggregate Bond Index, which reflects the performance of the taxable investment-grade bond market, gained a modest 2.9% during the six-month period. Corporate issues trailed their U.S. government and municipal counterparts.

The Federal Reserve Board continued its campaign to short-circuit any surge in inflation by raising its target for the federal funds rate four times during the period. The Fed’s last move, in early May, brought the target rate to 3.00%—a full percentage point higher than its level at the start of the six-month period. Paralleling the Fed’s actions, the yield of the 3-month U.S. Treasury bill increased, closing the period at 2.94%. A year ago, the 3-month bill yielded 1.06%. The T-bill yield serves as a good proxy for taxable money market rates.

Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Despite the continued rise in short-term interest rates, longer-term rates declined. The yield of the 10-year Treasury note, watched closely by many investors, finished the period at 3.98%, 37 basis points (0.37 percentage point) below its level on November 30, 2004. The yield of the 30-year Treasury bond fell 68 basis points to 4.32%.

THE BUMPY RIDE FOR STOCKS CONTINUED

While U.S. stocks rallied in December, February, and again in May, the market was unable to sustain any strong advance. On balance, the six-month period seemed to be a case study in the impossibility of predicting the market’s near-term performance.

Market Barometer	Total Returns Periods Ended May 31, 2005
	Six Months	One Year	Five Years*

Bonds
Lehman Aggregate Bond Index	2.9%	6.8%	7.7%
(Broad taxable market)
Lehman Municipal Bond Index	3.5	8.0	7.3
Citigroup 3-Month Treasury Bill Index	1.2	1.9	2.5

Stocks
Russell 1000 Index (Large-caps)	3.3%	9.4%	-1.5%
Russell 2000 Index (Small-caps)	-2.1	9.8	6.7
Dow Jones Wilshire 5000 Index	2.7	9.7	-0.6
(Entire market)
MSCI All Country World Index
ex USA (International)	2.7	17.4	1.2

CPI
Consumer Price Index	1.8%	2.8%	2.5%

*Annualized

Although the U.S. economy grew during the half-year, concern about the expansion’s durability seemed to underlie the market’s fragility. Persistent worries over high oil prices and other inflationary influences continued to unnerve investors, with every piece of good news seemingly followed by a high-profile disappointment.

The broad stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned a modest 2.7% for the six months. In a reversal of recent trends, large-capitalization stocks outperformed the market’s smaller companies in the period. As has been the case for much of the past five years, value stocks outpaced growth. Overall, the performance of international stocks mirrored that of their U.S. counterparts.

THE FUND MET ITS OBJECTIVE IN AN UNUSUAL INTEREST RATE ENVIRONMENT

As was the case for the taxable bond market, performance in the broad municipal bond market differed markedly by maturity range during the fiscal half-year. While the yields of shorter-term securities rose substantially, those of longer-term securities fell.

The fund’s composition of short-, intermediate-, and long-term securities put it in a position to deliver the unusual combination of a modestly higher yield and a small capital return. During the six months, the sharp rise in the yields of the portfolio’s shorter-term securities helped boost the annualized yield of the Investor Shares by 6 basis points, to 3.59%. (The Admiral Shares’ yield rose to 3.67%.) At the same time, the portfolio’s longer-term securities experienced the price appreciation produced by declining long-term rates.

Annualized Expense Ratios:* Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Florida Municipal Debt Fund

Florida Long-Term
Tax-Exempt Fund	0.16%	0.09%	1.14%

*Fund expense ratios reflect the six months ended May 31, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

Of the 3.1% total return for both the Investor Shares and the Admiral Shares, 0.9% came from capital appreciation and 2.2% from income. (It’s worth noting that a bond fund’s semiannual return includes just a half-year’s worth of interest income, but reflects the full impact of any price changes resulting from interest rate trends.) During the six months, the advisor, Vanguard Fixed Income Group, modestly reduced the fund’s sensitivity to interest rate changes by lowering its average duration. This positioning was a slight drawback during the period but should offer a measure of protection against future rate increases.

The fund’s competitive showing in relation to its peers is a tribute to the talents of Vanguard Fixed Income Group. It also underscores the value of the fund’s extremely low operating expenses. These low costs are key as the advisor strives to deliver competitive returns without taking undue risks, such as holding lower-quality securities. The table above summarizes the expense ratios for the fund and its peers.

For more information about the environment in which the fund operated over the past six months, please see the Advisor’s Report, which begins on page 5.

IN INVESTING, KEEP YOUR FOCUS ON THE LONG RUN

Some investors expend much time and energy searching for the “hottest,” best-performing sectors, styles, and funds. Over the years, Vanguard has repeatedly counseled investors to tune out the markets’ “noise,” maintain focus, and stick to a diversified, long-term investment plan. A carefully crafted plan, grounded in the principles of diversification and balance, never goes out of fashion. For investors in high income tax brackets, the Florida Long-Term Tax-Exempt Fund can serve as a valuable component of a tax-conscious investment portfolio.

If you are interested in fine-tuning your investment plan, or would like to explore a vast array of educational material useful to both beginning and seasoned investors, I encourage you to visit Vanguard.com. Our website also provides many interactive tools that you might find useful.

Thank you for your continued confidence in Vanguard.

Sincerely,

John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

JUNE 15, 2005

Your Fund's Performance at a Glance		November 30, 2004-May 31, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Florida Long-Term
Tax-Exempt Fund
Investor Shares	$11.79	$11.88	$0.254	$0.017
Admiral Shares	11.79	11.88	0.258	0.017

ADVISOR’S REPORT

During the first half of the 2005 fiscal year, the Florida Long-Term Tax-Exempt Fund returned 3.1% for both Investor and Admiral Shares.

THE INVESTMENT ENVIRONMENT

Over the six months ended May 31, the U.S. investment environment was characterized by brisk economic expansion, an improving labor market, and a modest acceleration in the inflation rate. The most significant influence on the fixed income market was the Federal Reserve Board’s continued hikes in interest rates. From the beginning of December to the end of May, the Fed increased its target for the federal funds rate by a full percentage point, to 3.00%.

Fed officials maintained that even after the tightening, “the stance of monetary policy remains accommodative.” So far, the Fed’s slow-but-steady increases—intended to ward off any acceleration in inflation—have been seen as a logical response to a generally favorable economic picture marked by a few patches of weakness. For example, although the inflation-adjusted gross domestic product grew at a respectable 3.8% annual rate in the first calendar quarter and job growth accelerated, the Fed voiced concern in early May about a slowdown in consumer spending, most likely a result of higher energy prices, and about signs of inflationary pressure. Nonetheless, Fed officials maintained longer-term expectations of low and stable inflation.

Investment Philosophy

The fund reflects a belief that a relatively high level of current income exempt from federal income tax and Florida’s intangible personal property tax can be achieved by investing primarily in long-term bonds issued by state, county, and municipal governments in Florida.

As the fiscal half-year ended, the Fed had not signaled any imminent change in its monetary strategy, and some analysts believed that the central bank would continue to boost short-term rates at a “measured pace” of 25-basis-point increments.

THE YIELD CURVE FLATTENED

During the past six months, the yields of shorter-term municipal bonds increased, while those of longer-term securities declined, a dynamic described as a flattening of the yield curve. Treasury yields followed a similar pattern, though with more modest increases in short-term bond yields and sharper declines for long-term Treasury yields. As these differences suggest, longer-term Treasury securities outperformed their municipal counterparts during the six months.

Yields of Municipal Bonds (AAA-Rated General-Obligation Issues)
Maturity	Nov. 30, 2004	May 31, 2005	Change (basis points)

2 years	2.19%	2.76%	+57
5 years	2.85	3.01	+16
10 years	3.66	3.49	-17
30 years	4.76	4.26	-50

Source: The Vanguard Group

State and local treasurers have taken advantage of persistently low interest rates to refinance existing debt on more favorable terms. During the first half of the fund’s fiscal year, the rate of municipal bond issuance increased by 7.6% over the same period a year earlier, with much of the volume driven by such refunding. Florida issued $9.8 billion in new securities, a hefty 52.7% increase over the year-earlier period.

MANAGEMENT OF THE FUND

The six-month performance of the Florida Long-Term Tax-Exempt Fund fell just 0.1 percentage point shy of the average return of its peer group. We adhered to our long-standing strategy of investing the fund’s assets in higher-quality securities. During the half-year, we slightly reduced the fund’s sensitivity to interest rate risk. This positioning worked against us a bit in recent months, but it can be expected to provide some protection from any rebound in interest rates.

Historically, our ability to take a conservative approach to fund management while still delivering competitive long-term returns has been based largely on the cost advantage we have enjoyed relative to peer funds. In the current market environment, the value of low costs is starkly clear. Yields remain low, and even seemingly small differences in expense ratios can consume a large proportion of the return available to shareholders.

Reid O. Smith, PRINCIPAL
VANGUARD FIXED INCOME GROUP

JUNE 21, 2005

FUND PROFILE

As of 5/31/2005 This Profile provides a snapshot of the fund’s characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 8.

FLORIDA LONG-TERM TAX-EXEMPT FUND

Financial Attributes
	Fund	Comparative Index*	Broad Index**

Number of Issues	184	6,353	35,347
Yield	--	--
Investor Shares	3.6%
Admiral Shares	3.7%
Yield to Maturity	3.6%†	3.5%	3.7%
Average Coupon	5.4%	5.1%	5.1%
Average Effective Maturity	8.0 years	7.3 years	6.4 years
Average Quality	AAA	AA†	AA†
Average Duration	6.2 years	5.9 years	5.2 years
Expense Ratio	--	--
Investor Shares	0.16%††
Admiral Shares	0.09%††
Short-Term Reserves	4%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.99	1.00	0.98	1.00
Beta	1.03	1.00	1.20	1.00

Distribution by Maturity (% of portfolio)

Under 1 Year	5%
1-5 Years	13
5-10 Years	54
10-20 Years	28

Total	100%

Distribution by Credit Quality (% of portfolio)

AAA	88%
AA	4
A	5
BBB	3

Total	100%

Investment Focus

*Lehman 10 Year Municipal Bond Index.
**Lehman Municipal Bond Index.
† Before expenses.
†† Annualized.

Visit our website at Vanguard.com
for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

PERFORMANCE SUMMARY

As of 5/31/2005 All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

FLORIDA LONG-TERM TAX-EXEMPT FUND

Fiscal-Year Total Returns (%) November 30, 1994–May 31, 2005

	Florida Long-Term Tax-Exempt Fund Investor Shares			Lehman*		Florida Long-Term Tax-Exempt Fund Investor Shares			Lehman*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1995	13.8%	6.3%	20.1%	18.6%	2001	3.9%	5.1%	9.0%	8.2%
1996	1.2	5.3	6.5	5.7	2002	2.3	4.7	7.0	6.7
1997	1.3	5.2	6.5	7.1	2003	2.9	4.5	7.4	6.9
1998	2.9	5.1	8.0	8.1	2004	-0.6	4.3	3.7	4.0
1999	-6.5	4.6	-1.9	-0.4	2005**	0.9	2.2	3.1	3.1
2000	3.6	5.4	9.0	7.7

*Lehman 10 Year Municipal Bond Index. **Six months ended May 31, 2005. Note: See Financial Highlights tables on pages 19 and 20 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Florida Long-Term Tax-Exempt Fund
Investor Shares	9/1/1992	1.66%	6.70%	1.34%	4.95%	6.29%
Admiral Shares	11/12/2001	1.71	4.83*	--	--	--

*Return since inception

As of 5/31/2005 FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s municipal bond holdings, including each security’s market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Florida Long-Term Tax-Exempt Fund	Coupon	Maturity Date	Face Amount (000)	Market Value• (000)
MUNICIPAL BONDS (101.0%)

Alachua County FL Health Fac. Auth
(Shands Teaching Hosp.)	6.250%	12/1/2011 (1)	$3,095	$3,585
Alachua County FL Health Fac. Auth
(Shands Teaching Hosp.)	6.250%	12/1/2016 (1)	8,695	10,499
Boynton Beach FL Util. System Rev	5.375%	11/1/2013 (3)	2,400	2,733
Boynton Beach FL Util. System Rev	5.375%	11/1/2015 (3)	2,665	3,065
Boynton Beach FL Util. System Rev	5.500%	11/1/2018 (3)	3,125	3,679
Boynton Beach FL Util. System Rev	5.500%	11/1/2020 (3)	3,480	4,125
Boynton Beach FL Util. System Rev	6.250%	11/1/2020 (3)(ETM)	415	506
Brevard County FL Health Fac. Auth. Rev
(Holmes Regional Medical Center)	5.625%	10/1/2014 (1)	2,000	2,084
Brevard County FL Util. Rev	5.250%	3/1/2012 (3)	3,805	4,251
Brevard County FL Util. Rev	5.250%	3/1/2013 (3)	2,165	2,410
Brevard County FL Util. Rev	5.250%	3/1/2014 (3)	2,045	2,277
Broward County FL Airport System Rev	5.250%	10/1/2011 (1)	10,000	10,638
Broward County FL Airport System Rev	5.000%	10/1/2023 (2)	4,330	4,629
Broward County FL Airport System Rev	5.000%	10/1/2024 (2)	5,000	5,338

Florida Long-Term Tax-Exempt Fund	Coupon	Maturity Date	Face Amount (000)	Market Value• (000)
Broward County FL School Board COP	5.375%	7/1/2011 (4)(Prere.)	6,325	7,069
Broward County FL School Board COP	5.375%	7/1/2011 (4)(Prere.)	5,755	6,432
Broward County FL School Board COP	5.500%	7/1/2011 (4)(Prere.)	5,170	5,856
Broward County FL School Board COP	5.500%	7/1/2011 (4)(Prere.)	5,205	5,895
Broward County FL School Board COP	5.500%	7/1/2011 (4)(Prere.)	4,635	5,250
Broward County FL School Board COP	5.500%	7/1/2018 (4)	14,575	16,218
Broward County FL School Board COP	5.500%	7/1/2019 (4)	15,710	17,481
Collier County FL School Board COP	6.250%	2/15/2013 (4)	12,500	14,868
Collier County FL School Board COP	5.375%	2/15/2017 (4)	5,725	6,440
Collier County FL School Board COP	5.375%	2/15/2018 (4)	5,000	5,624
Collier County FL School Board COP	5.375%	2/15/2019 (4)	5,000	5,624
Collier County FL School Board COP	5.250%	2/15/2020 (4)	9,000	10,284
Collier County FL School Board COP	5.375%	2/15/2020 (4)	5,695	6,406
Collier County FL School Board COP	5.250%	2/15/2021 (4)	6,285	7,186
Coral Springs FL Improvement Dist. Water & Sewer GO	6.000%	6/1/2010 (1)	2,775	2,959
Davie FL Water & Sewer Rev	6.375%	10/1/2012 (2)	2,500	2,917
Dunedin FL Util. System Rev	6.750%	10/1/2008 (3)	1,115	1,246
Dunedin FL Util. System Rev	6.750%	10/1/2010 (3)	2,465	2,889
Escambia County FL Environmental Improvement Rev	5.750%	11/1/2027	6,000	6,249
Florida Board of Educ. Capital Outlay	5.500%	6/1/2014	10,000	11,287
Florida Board of Educ. Capital Outlay	5.375%	6/1/2017 (3)	4,010	4,483
Florida Board of Educ. Public Educ	5.375%	6/1/2015	12,000	13,339
Florida Board of Educ. Public Educ	5.000%	6/1/2020 (3)	11,320	12,430
Florida Board of Educ. Rev. (Lottery Rev.)	5.750%	7/1/2014 (3)	8,475	9,513
Florida Board of Educ. Rev. (Lottery Rev.)	5.500%	7/1/2015 (2)	12,105	13,526
Florida Board of Educ. Rev. (Lottery Rev.)	5.750%	7/1/2015 (3)	8,960	10,060
Florida Dept. of Transp. VRDO	2.990%	6/7/2005 *	8,430	8,430
Florida Division Board Financial Dept. of General Services
Systems Rev. (Dept. of Environmental Protection)	5.750%	7/1/2005 (2)(Prere.)	3,585	3,630
Florida Housing Finance Corp. Rev	5.950%	1/1/2032 (4)	11,340	11,806
Florida Turnpike Auth. Rev	5.000%	7/1/2033	10,585	11,194
Greater Orlando Aviation Auth. Orlando FL
Airport Fac. Rev	5.250%	10/1/2012 (3)	18,245	19,545
Highlands County FL Health Rev
(Adventist Health System)	6.000%	11/15/2031	10,000	10,931
Hillsborough County FL Aviation Auth. Rev
(Tampa International Airport)	5.500%	10/1/2010 (4)	3,775	4,193
Hillsborough County FL Aviation Auth. Rev
(Tampa International Airport)	5.500%	10/1/2011 (4)	4,610	5,175
Hillsborough County FL Aviation Auth. Rev
(Tampa International Airport)	5.500%	10/1/2012 (4)	5,670	6,417
Hillsborough County FL Aviation Auth. Rev
(Tampa International Airport)	5.500%	10/1/2013 (4)	3,000	3,406
Hillsborough County FL Aviation Auth. Rev
(Tampa International Airport)	5.500%	10/1/2014 (4)	5,365	6,130
Hillsborough County FL Aviation Auth. Rev
(Tampa International Airport)	5.500%	10/1/2015 (4)	3,945	4,510
Hillsborough County FL IDA (Tampa General Hosp. Project)	5.250%	10/1/2034	4,800	4,996
Hillsborough County FL IDA (Univ. Community Hosp.)	6.500%	8/15/2019 (1)	17,850	22,299
Hillsborough County FL School Board COP	5.250%	7/1/2017 (1)	7,005	7,974

Florida Long-Term Tax-Exempt Fund	Coupon	Maturity Date	Face Amount (000)	Market Value• (000)
Hillsborough County FL School Board COP	5.500%	7/1/2018 (1)	14,945	17,377
Hillsborough County FL School Dist. Sales Tax Rev	5.375%	10/1/2011 (2)(Prere.)	2,000	2,243
Hillsborough County FL School Dist. Sales Tax Rev	5.375%	10/1/2011 (2)(Prere.)	2,000	2,243
Hillsborough County FL School Dist. Sales Tax Rev	5.375%	10/1/2011 (2)(Prere.)	4,780	5,360
Hillsborough County FL School Dist. Sales Tax Rev	5.375%	10/1/2011 (2)(Prere.)	2,000	2,243
Hollywood FL Water & Sewer Rev	5.000%	10/1/2012 (4)	5,785	6,401
Hollywood FL Water &Sewer Rev	5.000%	10/1/2013 (4)	3,600	4,000
Indian River County FL Water & Sewer Rev	6.500%	9/1/2008 (3)	2,540	2,810
Jacksonville FL Electric Auth. Water & Sewer Rev. ARS	3.150%	6/16/2005 (2)	3,700	3,700
Jacksonville FL Excise Taxes Rev	5.250%	10/1/2016 (1)	2,500	2,757
Jacksonville FL Excise Taxes Rev	5.250%	10/1/2017 (1)	2,895	3,177
Jacksonville FL Excise Taxes Rev	5.250%	10/1/2018 (1)	3,300	3,614
Jacksonville FL Excise Taxes Rev	5.250%	10/1/2019 (1)	2,280	2,489
Jacksonville FL Excise Taxes Rev	5.250%	10/1/2020 (1)	1,750	1,909
Lakeland FL Electric & Water Rev	6.050%	10/1/2009 (4)	4,000	4,478
Lakeland FL Electric & Water Rev	6.550%	10/1/2009 (4)	4,000	4,548
Lakeland FL Electric & Water Rev	0.000%	10/1/2011 (1)	8,420	6,742
Lakeland FL Electric & Water Rev	0.000%	10/1/2012 (1)	2,020	1,543
Lakeland FL Electric & Water Rev	6.050%	10/1/2014 (4)	2,000	2,398
Lee County FL IDA Health Care Fac. Rev
(Shell Point Village)	5.500%	11/15/2021	11,925	12,290
Lee County FL School Board COP	6.000%	8/1/2008 (4)	6,180	6,517
Lee County FL School Board COP	5.000%	8/1/2027 (4)	5,000	5,324
Lee County FL School Board COP	5.000%	8/1/2028 (4)	5,000	5,307
Miami Beach FL Water & Sewer Rev	5.625%	9/1/2017 (2)	2,550	2,846
Miami-Dade County FL Aviation-
Miami International Airport	5.750%	10/1/2017 (3)	8,940	9,986
Miami-Dade County FL Aviation-
Miami International Airport	5.750%	10/1/2018 (3)	5,000	5,585
Miami-Dade County FL Aviation-
Miami International Airport	5.750%	10/1/2019 (3)	5,500	6,128
Miami-Dade County FL Aviation-
Miami International Airport	5.750%	10/1/2020 (3)	4,000	4,457
Miami-Dade County FL Public Fac. Rev
(Jackson Memorial Hosp.)	5.250%	6/1/2010 (4)	1,000	1,064
Miami-Dade County FL Public Fac. Rev
(Jackson Memorial Hosp.)	5.250%	6/1/2011 (4)	2,000	2,134
Miami-Dade County FL Public Fac. Rev
(Jackson Memorial Hosp.)	5.250%	6/1/2012 (4)	2,620	2,796
Miami-Dade County FL Public Fac. Rev
(Jackson Memorial Hosp.)	5.250%	6/1/2013 (4)	3,160	3,372
Miami-Dade County FL School Board COP	5.750%	10/1/2009 (4)(Prere.)	2,000	2,218
Miami-Dade County FL School Board COP	5.750%	10/1/2009 (4)(Prere.)	5,265	5,840
Miami-Dade County FL School Board COP	5.750%	10/1/2009 (4)(Prere.)	1,000	1,109
Miami-Dade County FL School Board COP	5.750%	10/1/2009 (4)(Prere.)	1,755	1,947
Miami-Dade County FL School Board COP	5.875%	10/1/2009 (4)(Prere.)	3,150	3,510
Miami-Dade County FL School Board COP	5.500%	5/1/2011 (1)(Prere.)	2,460	2,776
Miami-Dade County FL School Board COP	5.500%	5/1/2011 (1)(Prere.)	2,650	2,990
Miami-Dade County FL School Board COP	5.500%	5/1/2011 (1)(Prere.)	3,840	4,333
Miami-Dade County FL School Board COP PUT	5.500%	5/1/2011 (1)	8,500	9,376

Florida Long-Term Tax-Exempt Fund	Coupon	Maturity Date	Face Amount (000)	Market Value• (000)
Miramar FL Wastewater Improvement Assessment Rev	5.000%	10/1/2025 (1)	2,875	3,016
North Broward FL Hosp. Dist. Rev	5.750%	1/15/2007 (1)	2,560	2,670
Ocala FL Water & Sewer Rev	6.000%	10/1/2005 (2)	580	586
Ocala FL Water & Sewer Rev	6.000%	10/1/2010 (2)	2,435	2,671
Ocala FL Water & Sewer Rev	5.750%	10/1/2011 (3)(Prere.)	13,605	15,656
Orange County FL Health Fac. Auth. Rev
(Adventist Sunbelt Group)	6.250%	11/15/2010 (2)	6,015	6,222
Orange County FL Health Fac. Auth. Rev
(Adventist Sunbelt Group)	6.250%	11/15/2024	5,000	5,596
Orange County FL Health Fac. Auth. Rev
(Orlando Regional Healthcare)	6.250%	10/1/2009 (1)(ETM)	4,935	5,573
Orange County FL Health Fac. Auth. Rev
(Orlando Regional Healthcare)	6.250%	10/1/2009 (1)	2,045	2,292
Orange County FL Health Fac. Auth. Rev
(Orlando Regional Healthcare)	6.250%	10/1/2010 (1)(ETM)	5,260	6,057
Orange County FL Health Fac. Auth. Rev
(Orlando Regional Healthcare)	6.250%	10/1/2010 (1)	2,175	2,485
Orange County FL Health Fac. Auth. Rev
(Orlando Regional Healthcare)	6.250%	10/1/2011 (1)	1,875	2,182
Orange County FL Health Fac. Auth. Rev
(Orlando Regional Healthcare)	6.250%	10/1/2011 (1)(ETM)	2,765	3,238
Orange County FL Health Fac. Auth. Rev
(Orlando Regional Healthcare)	6.250%	10/1/2013 (1)(ETM)	3,160	3,798
Orange County FL Health Fac. Auth. Rev
(Orlando Regional Healthcare)	6.250%	10/1/2013 (1)	1,890	2,244
Orange County FL Health Fac. Auth. Rev
(Orlando Regional Healthcare)	6.250%	10/1/2016 (1)	1,610	1,948
Orange County FL Health Fac. Auth. Rev
(Orlando Regional Healthcare)	6.250%	10/1/2016 (1)(ETM)	3,890	4,826
Orange County FL Health Fac. Auth. Rev
(Orlando Regional Healthcare)	6.250%	10/1/2018 (1)	6,770	8,324
Orange County FL Health Fac. Auth. Rev
(Orlando Regional Healthcare)	6.250%	10/1/2021 (1)	11,500	14,406
Orange County FL Health Fac. Auth. Rev
(Orlando Regional Healthcare) VRDO	2.990%	6/1/2005 LOC	2,000	2,000
Orange County FL Housing Finance Auth
Single Family Mortgage Rev. TOB VRDO	3.040%	6/7/2005 *	1,360	1,360
Orange County FL School Board COP	6.000%	8/1/2010 (2)(Prere.)	3,500	3,977
Orange County FL School Board COP	6.000%	8/1/2010 (2)(Prere.)	3,170	3,602
Orange County FL School Board COP	6.000%	8/1/2010 (2)(Prere.)	3,955	4,494
Orange County FL School Board COP	5.375%	8/1/2017 (1)	6,590	6,960
Orange County FL School Board COP	5.375%	8/1/2022 (1)	1,185	1,246
Orange County FL School Board COP	5.375%	8/1/2022 (1)	10,315	10,892
Orange County FL School Board VRDO	2.970%	6/1/2005 (1)	2,890	2,890
Orange County FL Tourist Dev. Rev	5.900%	10/1/2010 (1)(ETM)	835	947
Orange County FL Tourist Dev. Rev	5.000%	10/1/2024 (2)	10,110	10,941
Orange County FL Tourist Dev. Rev	5.000%	10/1/2025 (2)	11,455	12,356
Orange County FL Tourist Dev. Rev	5.000%	10/1/2026 (2)	12,025	12,929
Orlando & Orange County FL Expressway Auth	6.500%	7/1/2010 (3)	2,000	2,310
Orlando & Orange County FL Expressway Auth	8.250%	7/1/2014 (3)	3,000	4,090

Florida Long-Term Tax-Exempt Fund	Coupon	Maturity Date	Face Amount (000)	Market Value• (000)
Orlando & Orange County FL Expressway Auth	8.250%	7/1/2015 (3)	8,360	11,618
Orlando & Orange County FL Expressway Auth	5.250%	7/1/2016 (2)	2,000	2,222
Orlando & Orange County FL Expressway Auth. VRDO	2.930%	6/7/2005 (4)	5,200	5,200
Orlando & Orange County FL Expressway Auth. VRDO	2.930%	6/7/2005 (4)	3,200	3,200
Orlando & Orange County FL Expressway Auth. VRDO	2.930%	6/7/2005 (4)	9,000	9,000
Orlando & Orange County FL Expressway Auth. VRDO	2.930%	6/7/2005 (4)	500	500
Orlando FL Util. Comm. Water & Electric Rev	5.250%	10/1/2014	5,000	5,679
Orlando FL Util. Comm. Water & Electric Rev	6.750%	10/1/2017 (ETM)	12,700	15,654
Orlando FL Util. Comm. Water & Electric Rev. VRDO	2.960%	6/7/2005	5,600	5,600
Palm Beach County FL Airport System Rev	5.750%	10/1/2011 (1)	13,645	15,503
Palm Beach County FL Airport System Rev	5.750%	10/1/2013 (1)	10,445	12,077
Palm Beach County FL Criminal Justice Fac. Rev	7.200%	6/1/2014 (3)	16,300	20,891
Palm Beach County FL Criminal Justice Fac. Rev	7.200%	6/1/2015 (3)	3,000	3,895
Palm Beach County FL Health Fac. Auth. Hosp. Rev	5.625%	12/1/2031	16,500	17,541
Palm Beach County FL School Board COP	6.000%	8/1/2010 (3)(Prere.)	7,495	8,581
Palm Beach County FL School Board COP	5.250%	8/1/2012 (4)(Prere.)	4,050	4,547
Palm Beach County FL School Board COP	5.375%	8/1/2012 (4)(Prere.)	4,430	5,008
Palm Beach County FL School Board COP	5.375%	8/1/2012 (4)(Prere.)	8,190	9,259
Palm Beach County FL School Board COP	5.375%	8/1/2012 (4)(Prere.)	4,500	5,087
Palm Beach County FL School Board COP	5.250%	8/1/2018 (4)	2,300	2,532
Palm Beach County FL School Board COP TOB VRDO	3.000%	6/7/2005 (3)*	3,795	3,795
Palm Beach County FL School Board COP VRDO	2.920%	6/7/2005 (2)	7,800	7,800
Polk County FL Util. System Rev	5.250%	10/1/2021 (3)	3,620	4,005
Polk County FL Util. System Rev. TOB VRDO	3.000%	6/7/2005 (3)*	9,600	9,600
Reedy Creek FL Impt Dist. Util. Rev	5.000%	10/1/2019 (2)	6,000	6,567
Sarasota County FL Util. System Rev	7.000%	10/1/2009 (3)	6,260	7,226
Seacoast FL Util. Auth. Water & Sewer Rev	5.500%	3/1/2017 (3)	2,400	2,798
Seacoast FL Util. Auth. Water & Sewer Rev	5.500%	3/1/2019 (3)	3,595	4,219
Seminole County FL Water & Sewer Rev	6.000%	10/1/2009 (1)	1,800	2,007
Seminole County FL Water & Sewer Rev	6.000%	10/1/2012 (1)	5,000	5,827
Seminole County FL Water & Sewer Rev	6.000%	10/1/2019 (1)	2,350	2,850
Seminole County FL Water & Sewer Rev	6.000%	10/1/2019 (1)(ETM)	4,000	4,817
South Broward FL Hosp. Dist. Rev	5.625%	5/1/2032 (1)	12,000	13,264
South Miami FL Health Fac. Auth. Hosp. Rev
(Baptist Health South Group)	5.500%	11/15/2033	10,000	10,722
St. Lucie County FL Util. System Rev	6.500%	10/1/2008 (3)(ETM)	4,910	5,348
St. Lucie County FL Util. System Rev	5.500%	10/1/2015 (3)(ETM)	5,000	5,400
St. Lucie County FL Util. System Rev	6.000%	10/1/2020 (3)(ETM)	5,515	6,759
Sunrise FL Util. System Rev	5.200%	10/1/2022 (2)	17,805	20,181
Tallahassee FL Energy System Rev	5.250%	10/1/2013 (4)	4,380	4,931
Tallahassee FL Energy System Rev	5.250%	10/1/2014 (4)	3,980	4,507
Tallahassee FL Energy System Rev	5.250%	10/1/2015 (4)	5,240	5,966
Tamarac FL Water & Sewer Util. Rev	5.900%	10/1/2011 (3)	3,980	4,409
Tampa Bay FL Water Util. System Rev	5.250%	10/1/2017 (3)	5,000	5,724
Tampa Bay FL Water Util. System Rev	5.500%	10/1/2021 (3)	22,290	26,388
Tampa Bay FL Water Util. System Rev	5.500%	10/1/2024 (3)	23,180	27,655
Tampa FL Health System Rev. (Catholic Healthcare East)	5.250%	11/15/2011 (1)	4,575	4,960
Outside Florida:
Puerto Rico GO	5.250%	7/1/2016	5,000	5,457
Puerto Rico GO	5.250%	7/1/2017	6,790	7,391
Puerto Rico GO	5.250%	7/1/2018	6,500	7,056

Florida Long-Term Tax-Exempt Fund	Coupon	Maturity Date	Face Amount (000)	Market Value• (000)
Puerto Rico GO	5.250%	7/1/2019	$5,000	5,424
Puerto Rico Muni. Finance Agency	6.000%	8/1/2016 (4)	6,000	6,720
Puerto Rico Muni. Finance Agency	5.250%	8/1/2018 (4)	5,000	5,543
Puerto Rico Public Buildings Auth. Govt. Fac. Rev. PUT	5.000%	7/1/2012 (2)	12,000	13,183
Puerto Rico Public Finance Corp. PUT	5.750%	2/1/2012 LOC	9,000	9,975

TOTAL MUNICIPAL BONDS
(Cost $1,110,943)				1,190,775

OTHER ASSETS AND LIABILITIES (-1.0%)

Other Assets--Note B				16,286
Liabilities				(27,953)

				(11,667)

NET ASSETS (100%)				$1,179,108

•See Note A in Notes to Financial Statements.
*Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2005, the aggregate value of these securities was $23,185,000, representing 2.0% of net assets. For key to abbreviations and other references, see page 16.

Florida Long-Term Tax-Exempt Fund	Amount (000)

AT MAY 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$1,100,744
Undistributed Net Investment Income	--
Overdistributed Net Realized Gains	(1,468)
Unrealized Appreciation	79,832

NET ASSETS	$1,179,108

Investor Shares--Net Assets
Applicable to 54,007,775 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$641,873

NET ASSET VALUE PER SHARE--INVESTOR SHARES	$11.88

Admiral Shares--Net Assets
Applicable to 45,203,231 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$537,235

NET ASSET VALUE PER SHARE--ADMIRAL SHARES	$11.88

See Note D in Notes to Financial Statements for the tax-basis components of net assets

KEY TO ABBREVIATIONS

ARS--Auction Rate Security	Scheduled principal and interest payments are guaranteed by:
BAN--Bond Anticipation Note	(1) MBIA (Municipal Bond Insurance Association).
COP--Certificate of Participation	(2) AMBAC (Ambac Assurance Corporation).
CP--Commercial Paper	(3) FGIC (Financial Guaranty Insurance Company).
FR--Floating Rate	(4) FSA (Financial Security Assurance).
GAN--Grant Anticipation Note	(5) BIGI (Bond Investors Guaranty Insurance).
GO--General Obligation Bond	(6) Connie Lee Inc.
IDA--Industrial Development Authority Bond.	(7) FHA (Federal Housing Authority).
IDR--Industrial Development Revenue Bond.	(8) CapMAC (Capital Markets Assurance Corporation).
PCR--Pollution Control Revenue Bond	(9) American Capital Access Financial Guaranty Corporation.
PUT--Put Option Obligation	(10) XL Capital Assurance Inc.
RAN--Revenue Anticipation Note	(11) CIFG (CDC IXIS Financial Guaranty).
TAN--Tax Anticipation Note	The insurance does not guarantee the market value of the
TOB--Tender Option Bond	municipal bonds.
TRAN--Tax Revenue Anticipation Note
UFSD--Union Free School District	LOC--Scheduled principal and interest payments are guaranteed
USD--United School District	by bank letter of credit.
VRDO--Variable Rate Demand Obligation
(ETM)--Escrowed to Maturity
(Prere.)--Prerefunded

STATEMENT OF OPERATIONS

This Statement shows interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Florida Long-Term Tax-Exempt Fund Six Months Ended May 31, 2005 (000)

INVESTMENT INCOME
Income
Interest	$25,771

Total Income	25,771

Expenses
The Vanguard Group--Note B
Investment Advisory Services	64
Management and Administrative
Investor Shares	432
Admiral Shares	149
Marketing and Distribution
Investor Shares	50
Admiral Shares	30
Custodian Fees	4
Shareholders' Reports
Investor Shares	6
Admiral Shares	1
Trustees' Fees and Expenses	1

Total Expenses	737
Expenses Paid Indirectly--Note C	(14)

Net Expenses	723

NET INVESTMENT INCOME	25,048
REALIZED NET GAIN (LOSS)
Investment Securities Sold	5,101
Futures Contracts	(2,083)

REALIZED NET GAIN (LOSS)	3,018

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	7,327
Futures Contracts	816

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	8,143

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$36,209

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions—Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions—Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Florida Long-Term Tax-Exempt Fund
	Six Months Ended May 31, 2005 (000)	Year Ended Nov. 30, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$25,048	$49,413
Realized Net Gain (Loss)	3,018	3,412
Change in Unrealized Appreciation (Depreciation)	8,143	(11,720)

Net Increase (Decrease) in Net Assets Resulting from Operations	36,209	41,105

Distributions
Net Investment Income
Investor Shares	(14,544)	(29,751)
Admiral Shares	(10,504)	(19,662)
Realized Capital Gain*
Investor Shares	(968)	(8,270)
Admiral Shares	(676)	(5,512)

Total Distributions	(26,692)	(63,195)

Capital Share Transactions--Note F
Investor Shares	(42,706)	(21,625)
Admiral Shares	75,573	51

Net Increase (Decrease) from Capital Share Transactions	32,867	(21,574)

Total Increase (Decrease)	42,384	(43,664)

Net Assets
Beginning of Period	1,136,724	1,180,388

End of Period	$1,179,108	$1,136,724

*Includes fiscal 2005 and 2004 short-term gain distributions totaling $0 and $1,023,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Florida Long-Term Tax-Exempt Fund Investor Shares

		Year Ended November 30,
For a Share Outstanding Throughout Each Period	Six Months Ended May 31, 2005	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$11.79	$12.00	$11.74	$11.51	$11.08	$10.70

Investment Operations
Net Investment Income	.254	.506	.505	.530	.551	.559
Net Realized and Unrealized Gain (Loss) on Investments	.107	(.074)	.346	.262	.430	.380

Total from Investment Operations	.361	.432	.851	.792	.981	.939

Distributions
Dividends from Net Investment Income	(.254)	(.506)	(.505)	(.530)	(.551)	(.559)
Distributions from Realized Capital Gains	(.017)	(.136)	(.086)	(.032)	--	--

Total Distributions	(.271)	(.642)	(.591)	(.562)	(.551)	(.559)

Net Asset Value, End of Period	$11.88	$11.79	$12.00	$11.74	$11.51	$11.08

Total Return	3.09%	3.70%	7.38%	7.04%	8.98%	9.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$642	$679	$714	$753	$835	$919
Ratio of Total Expenses to Average Net Assets	0.16%*	0.14%	0.17%	0.18%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	4.30%*	4.27%	4.23%	4.56%	4.81%	5.19%
Portfolio Turnover Rate	21%*	7%	19%	26%	24%	34%

*Annualized

FINANCIAL HIGHLIGHTS (CONTINUED)

Florida Long-Term Tax-Exempt Fund Admiral Shares

		Year Ended November 30,
For a Share Outstanding Throughout Each Period	Six Months Ended May 31, 2005	2004	2003	2002	Nov. 12* to Nov. 30, 2001

Net Asset Value, Beginning of Period	$11.79	$12.00	$11.74	$11.51	$11.79

Investment Operations
Net Investment Income	.258	.513	.512	.536	.027
Net Realized and Unrealized Gain (Loss) on Investments	.107	(.074)	.346	.262	(.280)

Total from Investment Operations	.365	.439	.858	.798	(.253)

Distributions
Dividends from Net Investment Income	(.258)	(.513)	(.512)	(.536)	(.027)
Distributions from Realized Capital Gains	(.017)	(.136)	(.086)	(.032)	--

Total Distributions	(.275)	(.649)	(.598)	(.568)	(.027)

Net Asset Value, End of Period	$11.88	$11.79	$12.00	$11.74	$11.51

Total Return	3.12%	3.76%	7.45%	7.09%	-2.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$537	$458	$466	$429	$260
Ratio of Total Expenses to Average Net Assets	0.09%**	0.09%	0.11%	0.13%	0.12%**
Ratio of Net Investment Income to Average Net Assets	4.37%**	4.32%	4.29%	4.59%	4.72%**
Portfolio Turnover Rate	21%**	7%	19%	26%	24%

*Inception **Annualized

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Florida Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Florida. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

capital contributions to Vanguard. At May 31, 2005, the fund had contributed capital of $147,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.15% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s investment advisor may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund’s management and administrative expenses. For the six months ended May 31, 2005, these arrangements reduced the fund’s expenses by $14,000.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. The fund had realized losses totaling $5,295,000 through November 30, 2004, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes. At May 31, 2005, net unrealized appreciation of investment securities for tax purposes was $74,537,000, consisting of unrealized gains of $74,597,000 on securities that had risen in value since their purchase and $60,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended May 31, 2005, the fund purchased $180,010,000 of investment securities and sold $116,931,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended May 31, 2005		Year Ended November 30, 2004
	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Investor Shares
Issued	$78,518	6,630	$145,678	12,235
Issued in Lieu of Cash Distributions	10,470	884	25,769	2,173
Redeemed	(131,694)	(11,129)	(193,072)	(16,311)

Net Increase (Decrease)--Investor Shares	(42,706)	(3,615)	(21,625)	(1,903)

Admiral Shares
Issued	129,597	10,941	137,937	11,604
Issued in Lieu of Cash Distributions	6,988	590	16,105	1,358
Redeemed	(61,012)	(5,148)	(153,991)	(13,010)

Net Increase (Decrease)--Admiral Shares	75,573	6,383	51	(48)

ABOUT YOUR FUND’S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds. Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

Six Months Ended May 31, 2005
Florida Long-Term Tax-Exempt Fund	Beginning Account Value 11/30/2004	Ending Account Value 5/31/2005	Expenses Paid During Period*

Based on Actual Fund Return
Investor Shares	$1,000.00	$1,030.89	$0.81
Admiral Shares	1,000.00	1,031.25	0.46

Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.13	$0.81
Admiral Shares	1,000.00	1,024.48	0.45

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.16% for Investor Shares and 0.09% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

TRUSTEES RENEW ADVISORY ARRANGEMENT

The board of trustees of Vanguard Florida Long-Term Tax-Exempt Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of the fund’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and oversees more than $580 billion in assets (stocks and bonds). Robert F. Auwaerter, principal in charge of the Fixed Income Group, has been in the investment management business since 1978. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

INVESTMENT PERFORMANCE

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and its peer group. The board noted that the fund has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the fund’s performance, including some of the data considered by the board, can be found in the “Performance Summary” section of this report.

COST

The fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the “About Your Fund’s Expenses” section of this report as well as in the “Financial Statements” section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

THE BENEFIT OF ECONOMIES OF SCALE

The board of trustees concluded that Vanguard Florida Long-Term Tax-Exempt Fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you’re like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you—and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our Planning & Education and Research Funds & Stocks sections to:
• Determine what asset allocation might best suit your needs—by taking our Investor Questionnaire.
• Find out how much to save for retirement and your children’s college education—by using our planning tools.
• Learn how to achieve your goals—by reading our PlainTalk® investment guides.
• Find your next fund—by using the Compare Funds, Compare Fund Costs, and Narrow Your Fund Choices tools.
• Look up fund price, performance history, and distribution information—in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:

• See what you own (at Vanguard and elsewhere) and how your investments are doing.
• Elect to receive online statements, fund reports (like this one), prospectuses, and tax forms.
• Analyze your portfolio’s holdings and performance.
• Open new accounts, buy and sell shares, and exchange money between funds—securely and easily.
• Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

INVEST WITH VANGUARD FOR YOUR RE TIREMENT

Vanguard offers low-cost, high-quality solutions that combine a variety of investment choices to help you achieve your retirement goals.

A Vanguard traditional IRA enables you to make deductible or nondeductible contributions that can grow tax-deferred until you take distributions in retirement, while a Vanguard Roth IRA allows you to make nondeductible contributions with tax-free withdrawals when you take qualified distributions.

With either type of Vanguard IRA®, your investment options include:

• Vanguard mutual funds

Select from our comprehensive lineup of more than 70 low-cost mutual funds suitable for retirement investing—all with no sales commissions—to help you reach your retirement goals. We offer a broad selection of stock, bond, balanced, and money market funds.

• Vanguard Target Retirement Funds

Choose a single, all-in-one portfolio that is professionally managed and well diversified. It automatically shifts from a more aggressive to a more conservative asset allocation as your target retirement date approaches, so you can leave the time-consuming details of portfolio management to Vanguard.

• Other investment options

Consolidate and build your portfolio in a single account that provides access to the universe of stocks, bonds, options, certificates of deposit (CDs), exchange-traded funds (ETFs), and non-Vanguard mutual funds through Vanguard Brokerage Services®.

ROLLOVER OPTIONS

When you change jobs or retire, you can take greater control of your investments by rolling over your assets in an employer-sponsored retirement plan to a Vanguard IRA. To initiate a rollover, visit Vanguard.com, where you can complete our easy online application. You can also print out the application and mail it to us—or call a Vanguard retirement specialist at 800-205-6189.

For more information, visit www.vanguard.com, or call 800-662-7447 for Vanguard funds and 800-992-8327 for non-Vanguard funds offered through Vanguard Brokerage Services, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information are contained in the prospectus; read and consider it carefully before investing.

MAXIMIZE YOUR RETIREMENT INVESTMENTS

Are you taking full advantage of your IRA? You should be. With increased contribution limits, these tax-advantaged accounts are powerful options for retirement savers. To take full advantage of your retirement account, consider these simple, but important, steps:

• Contribute the maximum amount each year.

If you invest as much in your IRA as the law allows—$4,000 for 2005 if you are under the age of 50, and $4,500 if you are aged 50 or older—you will increase your chances of meeting your retirement goals. Provided you meet the eligibility requirements, max out your contribution every year you can.

• Make automatic contributions.

You can make regular contributions to your IRA by taking advantage of Vanguard’s Automatic Investment Plan, which deducts your contributions from your bank account on a schedule you select—making retirement investing a healthy habit.

• Keep your savings on course.

Unless you’ve invested in a Vanguard Target Retirement Fund, you should rebalance your account periodically to ensure that your target asset allocations are aligned to meet your retirement objectives.

• Protect those you care about.

You determine who will receive your retirement assets after your death, so it’s important to keep your beneficiary designations up to date. They will generally override any other instructions—even those in your will.

• Adopt a long-term approach.

A successful investment strategy requires a long-term perspective and staying on course—even when the financial markets are declining. Market-timing and performance-chasing are losing strategies that can cause you to stray from the path to your retirement goals.

If you have any questions about IRAs or would like to talk to a Vanguard retirement specialist, call 800-205-6189.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland) Limited (investment management) (since November 2001), BKF Capital (investment management), The Jeffrey Co. (holding company), and CareGain, Inc. (health care management).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies served by The Vanguard Group since June 2001.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.

John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Vanguard Brokerage Services, Admiral, PlainTalk , and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners. All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information

This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
800-662-7447

Direct Investor
Account Services
800-662-2739

Institutional Investor
Services
800-523-1036

Text Telephone
800-952-3335

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q182 072005

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FLORIDA TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	July 14, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FLORIDA TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	July 14, 2005

VANGUARD FLORIDA TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	July 14, 2005

*By Power of Attorney. See File Number 002-14336, filed on December 20, 2004.
Incorporated by Reference.